UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2015

PRAXAIR, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or Other jurisdiction of incorporation)
1-11037	06-124-9050
(Commission File Number)	(IRS Employer Identification No.)
39 OLD RIDGEBURY ROAD, DANBURY, CT	06810-5113
(Address of principal executive offices)	(Zip Code)
(203) 837-2000
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On October 26, 2015, the Board of Directors of Praxair, Inc. (“Praxair”) elected Martin H. Richenhagen a director of Praxair and a member of the Board’s Finance & Pension Committee and the Governance and Nominating Committee, in each case effective October 26, 2015. Mr. Richenhagen will be entitled to participate in the non-management director compensation arrangements described under the caption “Director Compensation-director compensation program” in Praxair’s 2015 proxy statement dated March 17, 2015, including a pro-rata 2015 equity compensation grant to be made  pursuant to the Amended and Restated 2009 Praxair, Inc. Long Term Incentive Plan (filed as Exhibit 10.01 to Praxair’s Form 10-Q for the quarter ended March 31, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAXAIR, INC.
Registrant

Date:	October 26, 2015	By:	/s/ Guillermo Bichara
Guillermo Bichara
Vice President, General Counsel and Secretary